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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     WHEREAS, BURLINGTON NORTHERN RAILROAD COMPANY ("BNRR") will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     WHEREAS, the undersigned serve BNRR in the capacity indicated;

     NOW, THEREFORE, the undersigned hereby constitute and appoint each of DENIS
E. SPRINGER, THOMAS N. HUND and JEFFREY R. MORELAND, his attorney, with full power to act for him in his name, place and stead, to sign his name in the capacity set forth below, to the Annual Report on Form 10-K of BNRR for the fiscal year ended December 31, 1995, and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 27th day of March, 1996.


                                           /s/  ROBERT D. KREBS
                                           ------------------------------------
                                           Robert D. Krebs, Director,
                                           Chairman, President and
                                           Chief Executive Officer
                                           (Principal Executive Officer)


                                           /s/  DENIS E. SPRINGER
                                           ------------------------------------
                                           Denis E. Springer, Director,
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)


                                           /s/  DOUGLAS J. BABB
                                           ------------------------------------
                                           Douglas J. Babb, Director